                                                                  Exhibit 10(uu)

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                          CRIIMI MAE HOLDINGS II, L.P.

                  This Certificate of Limited Partnership of CRIIMI MAE Holdings II, L.P. (the "Partnership") is being executed and filed by the undersigned General Partner (the "General Partner") to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

                                   ARTICLE ONE

                  The name of the limited partnership is CRIIMI MAE Holdings II, L.P.

                                   ARTICLE TWO

                  The address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of the registered agent is The Corporation Trust Company.

                                  ARTICLE THREE

                  The name and mailing address of the General Partner of the Partnership is:

                NAME                                        MAILING ADDRESS
            CRIIMI MAE Inc.                             11200 Rockville Pike
                                                        Rockville, MD 20852


                  IN WITNESS WHEREOF, the undersigned General Partner has executed this Certificate of Limited Partnership by and through a duly authorized officer thereof on this 3rd day of June, 1998.

                                           CRIIMI MAE Inc., General Partner



                                           By: /s/ DAVID B. IANNARONE
                                              ----------------------------------
                                           Name:    David B. Iannarone
                                           Title:   Senior Vice President
                                                      General Counsel